Exhibit-10.18








                                       September 1, 2000



Mr. Ronald L. Krutzman
Treasurer and Assistant Secretary
Laclede Gas Company
720 Olive Street
St. Louis, MO  63101

Dear Mr. Krutzman:

UMB Bank, n.a. (the "Bank") is pleased to provide a $10,000,000 committed line of credit maturing January 31, 2001 to Laclede Gas Company ("Laclede") for general corporate purposes and for commercial paper backup. The Bank will comply with requests for advances with maturity dates of 90 days or less under the line of credit until January 31, 2001. Our officers will make short-term loans to Laclede under the following terms.

All borrowings will be priced at Laclede's option at: (i) Bank's prime rate,
(ii) at Libor for a similar principal amount and maturity plus 1/4 of 1%,
(iii) the Bank's Certificate of Deposit rate for similar maturity plus 1/2 of 1%, or (iv) the Federal Funds interest rate for similar maturity plus 1/4 of 1%. Notes issued under this line shall not exceed 90 days. If a note is outstanding with a maturity after January 31, 2001, the note may be renewed in whole or in part provided no note shall mature later than May 1, 2001.

Interest shall be payable at maturity of on date of repayment. Interest shall be computed on the basis of actual 365/366 days for prime rate and Federal Funds rate borrowings and on actual 360 day basis for LIBOR or CD loans. Notes issued may be prepaid at any time without penalty.

It is understood that any loans obtained by any subsidiary of Laclede Gas Company, whether or not they are guaranteed by Laclede Gas Company, are excluded from this agreement and shall not be charged against the line of credit described above.



















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This line of Credit is contingent upon payment to Bank by Laclede of a fee in the amount of 5 basis points per annum ($5,000) and the Bank receiving a properly executed promissory note that is satisfactory to the Bank for each advance.

Laclede agrees to provide the Bank with quarterly financial statements in a timely manner and other information, which may be reasonably requested by Bank. This letter, a/k/a the Committed Line of Credit Agreement, constitutes the entire understanding between the Bank and Laclede regarding the line of credit.



UMB Bank, N.A.

By:  /s/Theresa D. Bible

Name:  Theresa D. Bible

Title:  Assistant Vice President


Accepted the 6th day of September, 2000


Laclede Gas Company

By:  /s/Ronald L. Krutzman

Name:  Ronald L. Krutzman

Title:  Treasurer and Assistant Secretary

































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            NOTE


$
                                              St. Louis, Missouri

                                    Date:


            FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation ("Borrower"), hereby promises to pay to the order of UMB Bank, National Association ("Bank"), on or before the principal sum of

                            Dollars ($                              ),
Borrower further promises to pay to the order of Bank interest on the aggregate unpaid principal amount of the loans ("Loan") evidenced by this
Note at the rate of         % per annum payable at such time as the
principal amount of the Loan shall be due. All such payments of principal and interest shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank located at 2 South Broadway, St. Louis, Missouri, or such other place as the Bank may from time to time designate in writing.

            This Note and the Loan are issued pursuant to a lie of credit letter agreement ($10,000,000.00 facility) dated September 1, 2000 by and between the Borrower and the Bank, as the same may from time to time be amended, modified, extended, renewed or restated (the "Line Agreement"). The Line Agreement, among other things, contains provisions pursuant to which this Note is issued.

            Upon (i) the failure of the Borrower to make any payments at the time and in the manner provided by this Note; (ii) the failure of the Borrower to perform or pay any obligation provided for in the Line Agreement or under any other agreement or indebtedness to Bank, or (iii) the commencement by or against the Borrower of any bankruptcy or insolvency proceedings, Bank's obligation, if any, to make any further Loan under this Note and the Line Agreement may be terminated by Bank and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared by Bank to be immediately due and payable.

            In the event that any payment due under this Note shall not be paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection, or if this Note is placed in the hands of an attorney or attorneys for representation of Bank in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Bank, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). Borrower hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor.














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            This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).


                                             LACLEDE GAS COMPANY

                                             By:
                                             Name:


























































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                                  September 1, 2000



Mr. Ronald L. Krutzman
Treasurer and Assistant Secretary
Laclede Gas Company
720 Olive Street
St. Louis, MO  63101

Dear Mr. Krutzman:

UMB Bank, n.a. (the "Bank") is pleased to provide a $5,000,000 line of credit maturing January 31, 2001 to Laclede Gas Company ("Laclede") for general corporate purposes and for commercial paper backup. The Bank will consider requests for advances with maturity dates of 90 days or less under the line of credit until January 31, 2001. Our officers may, at their discretion make short-term loans to Laclede under the following terms.

All borrowings will be priced at Laclede's option at: (i) Bank's prime rate, (ii) at Libor for a similar principal amount and maturity plus 1/4 of 1%, (iii) the Bank's Certificate of Deposit rate for similar maturity plus 1/2 of 1%, or (iv) the Federal Funds interest rate for similar maturity plus 1/4 of 1%. Notes issued under this line shall not exceed 90 days. If a note is outstanding with a maturity after January 31, 2001, the note may be renewed in whole or in part provided no note shall mature later than May 1, 2001.

Interest shall be payable at maturity or on date of repayment. Interest shall be computed on the basis of actual 365/366 days for prime rate and Federal Funds rate borrowings and on actual 360 day basis for LIBOR or CD loans. Notes issued may be prepaid at any time without penalty.

It is understood that any loans obtained by any subsidiary of Laclede Gas Company, whether or not they are guaranteed by Laclede Gas Company, are excluded from this agreement and shall not be charged against the line of credit described above.







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                                Page 2

We ask that you supply us with quarterly financial data and other information, which may be reasonably requested by the Bank from time to time. The Bank may terminate this agreement at any time if Bank determines in good faith that we are not satisfied with your conditions, operations or performance, financial or otherwise. This letter, a/k/a the Line of Credit Agreement, constitutes the entire understanding between the Bank and Laclede regarding the line of credit.



UMB Bank, N.A.

By:  /s/ Theresa D. Bible

Name:  Theresa D. Bible

Title:  Assistant Vice President


Accepted the 6th day of September, 2000


Laclede Gas Company

By:  /s/ Ronald L. Krutzman

Name:  Ronald L. Krutzman

Title:  Treasurer and Assistant Secretary

NOTE


$
                                              St. Louis, Missouri

                                    Date:


            FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation ("Borrower"), hereby promises to pay to the order of UMB Bank, National Association ("Bank"), on or before the principal sum of

                          Dollars ($                              ),
Borrower further promises to pay to the order of Bank interest on the aggregate unpaid principal amount of the loans ("Loan") evidenced by this
Note at the rate of         % per annum payable at such time as the
principal amount of the Loan shall be due. All such payments of principal and interest shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank located at 2 South Broadway, St. Louis, Missouri, or such other place as the Bank may from time to time designate in writing.

            This Note and the Loan are issued pursuant to a lie of credit letter agreement ($5,000,000.00 facility) dated September 1, 2000 by and between the Borrower and the Bank, as the same may from time to time be amended, modified, extended, renewed or restated (the "Line Agreement"). The Line Agreement, among other things, contains provisions pursuant to which this Note is issued.

            Upon (i) the failure of the Borrower to make any payments at the time and in the manner provided by this Note; (ii) the failure of the Borrower to perform or pay any obligation provided for in the Line Agreement or under any other agreement or indebtedness to Bank, or (iii) the commencement by or against the Borrower of any bankruptcy or insolvency proceedings, Bank's obligation, if any, to make any further Loan under this Note and the Line Agreement may be terminated by Bank and the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon may be declared by Bank to be immediately due and payable.

            In the event that any payment due under this Note shall not be paid when due, whether by reason of maturity, acceleration or otherwise, and this Note is placed in the hands of an attorney or attorneys for collection, or if this Note is placed in the hands of an attorney or attorneys for representation of Bank in connection with bankruptcy or insolvency proceedings relating to or affecting this Note, Borrower hereby promises to pay to the order of Bank, in addition to all other amounts otherwise due on, under or in respect of this Note, the costs and expenses of such collection and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). Borrower hereby waives presentment for payment, demand, protest, notice of protest and notice of dishonor.














                                 85
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            This Note shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles).

                                          LACLEDE GAS COMPANY

                                          By:
                                          Name:

























































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